UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2017
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2017 annual meeting of shareholders was held on June 14, 2017.

Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders.

Proposal 1 – Company Proposal - Election of Directors
All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

	For	Against	Abstain	Broker Non-Votes
David L. Calhoun	427,148,025	3,644,724	1,855,091	107,452,685
Daniel M. Dickinson	423,665,546	7,959,998	1,022,296	107,452,685
Juan Gallardo	425,818,430	5,812,818	1,016,592	107,452,685
Jesse J. Greene, Jr.	428,016,142	3,623,004	1,008,694	107,452,685
Jon M. Huntsman, Jr.	427,274,530	4,416,207	957,103	107,452,685
Dennis A. Muilenburg	425,257,639	6,394,991	995,210	107,452,685
William A. Osborn	404,819,883	26,810,473	1,017,484	107,452,685
Debra L. Reed	402,022,897	29,604,951	1,019,992	107,452,685
Edward B. Rust, Jr.	422,741,199	8,521,975	1,384,666	107,452,685
Susan C. Schwab	427,146,170	4,501,204	1,000,466	107,452,685
Jim Umpleby	428,036,867	3,644,577	966,396	107,452,685
Miles D. White	401,540,215	30,133,452	974,173	107,452,685
Rayford Wilkins, Jr.	428,386,631	3,224,900	1,036,309	107,452,685

Proposal 2 - Company Proposal - Ratification of the Company’s Independent Registered Public Accounting Firm
The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was approved with the following vote:

For	Against	Abstain
517,460,380	21,010,427	1,629,718

Proposal 3 - Company Proposal - Advisory Vote to Approve Executive Compensation
The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
416,900,042	13,495,846	2,251,952	107,452,685

Proposal 4 - Company Proposal - Advisory Vote on the Frequency of Executive Compensation Votes
The proposal requesting that shareholders of the Company approve executive compensation, on an advisory basis, every one, two or three years received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
390,650,806	1,494,807	38,948,684	1,553,543	107,452,685

Consistent with a majority of votes cast with respect to this proposal and with the recommendation of the Board of Directors, the Company will hold a shareholder advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation.

Proposal 5 – Company Proposal – Approve the Amended and Restated 2014 Long-Term Incentive Plan
The proposal requesting that the shareholders of the Company approve changes to the long-term incentive plan, including increasing the number of shares authorized for issuance under the plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
407,625,861	22,167,304	2,854,675	107,452,685

Proposal 6 - Shareholder Proposal – Provide a Report of Lobbying Activities
The proposal requesting that the Company provide a report regarding lobbying activities and expenditures was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
69,181,392	355,276,033	8,190,415	107,452,685

Proposal 7 - Shareholder Proposal – Decrease Percent of Ownership Required to Call Special Shareholder Meeting
The proposal requesting that the Company give shareholders in the aggregate of 15 percent of the Company’s outstanding common stock the power to call a special shareholder meeting was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
142,443,332	287,946,982	2,257,526	107,452,685

Proposal 8 - Shareholder Proposal – Provide a Report of Lobbying Priorities
The proposal requesting that the Company report to shareholders on the Company’s process for identifying and prioritizing legislative and regulatory public policy advocacy activities was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
8,064,493	415,859,907	8,723,440	107,452,685

Proposal 9 - Shareholder Proposal – Include Sustainability as a Performance Metric Under Executive Incentive Plans:
The proposal requesting that the Compensation Committee of the Board of Directors include sustainability as one of the performance measures for senior executives under the Company’s incentive plans was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
19,622,104	404,607,222	8,418,514	107,452,685

Proposal 10 - Shareholder Proposal – Amend the Company’s Compensation Clawback Policy
The proposal requesting that the Board of Directors amend the Company’s compensation clawback policy to include any misconduct or oversight failure that causes significant financial or reputation harm was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
121,854,679	292,939,985	17,853,176	107,452,685

Proposal 11 - Shareholder Proposal – Adopt a Permanent Policy that the Chairman be Independent
The proposal requesting that the Board of Directors adopt a permanent policy that would require, whenever possible, the Chairman of the Board to be an independent director was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
113,203,322	317,026,735	2,417,783	107,452,685

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 19, 2017	By:	/s/Suzette M. Long
Suzette M. Long
Interim Executive Vice President, Law and Public Policy & Corporate Secretary